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                                                                    Exhibit 99.3


                             ROHM AND HAAS COMPANY
              Instruction to Registered Holder and/or Depository
                Trust Company Participant from Beneficial Owner
                                       for
                              Offer to Exchange its
                            % [Notes][Debentures] due
               which have been registered under the Securities Act
                       for any and all of its outstanding
                            % [Notes][Debentures] due
                   that were issued and sold in a transaction
                       exempt from registration under the
                       Securities Act of 1933, as amended

     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 1999, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

To Registered Holder and/or Depository Trust Company Participant:

     The undersigned hereby acknowledges receipt of the Prospectus dated , 1999 (the "Prospectus") of Rohm and Haas Company, a Delaware corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange its % [Notes][Debentures] due (the "Exchange Debt"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for all of its outstanding % [Notes][Debentures] due (the "Outstanding Debt"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder and/or Depository Trust Company Participant, as to the action to be taken by you relating to the Exchange Offer with respect to the Outstanding Debt held by you for the account of the undersigned.

     The aggregate face amount of the Outstanding Debt held by you for the account of the undersigned is (FILL IN AMOUNT):

  $                    of the     % [Notes][Debentures] due     .

     With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

  [_] To TENDER the following Outstanding Debt held by you for the amount of the undersigned (INSERT PRINCIPAL AMOUNT OF OUTSTANDING DEBT TO BE TENDERED (IF LESS THAN ALL)):
    $

  [_] NOT to TENDER any Outstanding Debt held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Outstanding Debt held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations, that (i) the undersigned is not an "affiliate" of the Company, (ii) any Exchange Debt to be received by the undersigned is being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities
Act) of Exchange Debt to be received in the Exchange Offer, and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the


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meaning of the Securities Act) of such Exchange Debt. The Company may require the undersigned, as a condition to the undersigned's eligibility to participate in the Exchange Offer, to furnish to the Company (or an agent thereof) in writing information as to the number of "beneficial owners" within the meaning of Rule 13d-3 under the Exchange Act on behalf of whom the undersigned holds the Outstanding Debt to be exchanged in the Exchange Offer. If the undersigned is a broker-dealer that will receive Exchange Debt for its own account in exchange for Outstanding Debt, it represents that the Outstanding Debt to be exchanged for Exchange Debt was acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Debt; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                    SIGN HERE

________________________________________________________________________________
                           Name of beneficial owner(s)

________________________________________________________________________________

________________________________________________________________________________
                                    Signature

________________________________________________________________________________

________________________________________________________________________________
                             Name(s) (please print)

________________________________________________________________________________

________________________________________________________________________________
                                    (Address)

________________________________________________________________________________
                               (Telephone Number)

________________________________________________________________________________
              (Taxpayer Identification or Social Security Number)

________________________________________________________________________________
                                      Date


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                      Please print name(s) and address(es)

Name(s):
      _____________________________________________________________________

      _____________________________________________________________________

      _____________________________________________________________________

      _____________________________________________________________________

Capacity:

      _____________________________________________________________________

Address(es):
      _____________________________________________________________________

      _____________________________________________________________________

      _____________________________________________________________________

                              GUARANTEE OF DELIVERY

                   (Not to be used for signature guarantee)

  The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor instruction," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Outstanding Debt tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Debt to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

  The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Outstanding Debt tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


_____________________________________     _____________________________________
            Name of Firm

                                             Authorized Signature

_____________________________________     _____________________________________
               Address


                                                     Title

_____________________________________       (Please Type or Print)
              Zip Code

Area Code and Telephone Number: ______________________ Date: __________________

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING DEBT WITH THIS FORM. CERTIFICATES FOR OUTSTANDING DEBT SHOULD ONLY BE SENT WITH YOUR
LETTER OF TRANSMITTAL.